UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2022

SUGARMADE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-23446	94-3008888
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 Royal Oaks Dr., Suite 108 Monrovia, CA	91016
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 982-1628

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On August 12, 2022, SugarRush, Inc. (“SugarRush”), a wholly owned subsidiary of Sugarmade, Inc. (the “Company”), entered into a Management Services Agreement (the “MSA”) by and between SugarRush and Canndis, Inc. (“Canndis”), an unrelated third party,  pursuant to which the parties agreed that SugarRush would manage operations for Canndis, which holds a California regulatory permit issued by the City of Desert Hot Springs authorizing Type 12 adult-use and medicinal-microbusiness at its facility located on Little Morongo Road in Desert Hot Springs, CA (the “Facility”).

Pursuant to the terms of the MSA, SugarRush will be responsible for all business operations, including all commercial cannabis activities, at the Facility. SugarRush agreed to pay Canndis a license fee of (i) 2% of gross retail sales and 1.5 percent of gross wholesale sales during the initial six months following commencement of operations (the “Introductory Period”), and (ii) after the Introductory Period, the greater of (a) $2,500 or (b) 2% of gross retail sales and 1.5% of gross wholesale sales. Canndis agreed to pay to SugarRush 65% of net sales each month.

The MSA has a term of 12 months and can be terminated as follows: (i) SugarRush may terminate for any reason upon 180 days’ written notice to Canndis; and (ii) either party may immediately terminate if the other party has materially breached any representation, warranty or covenant made by the breaching party and the breach has not been cured within 30 days. The MSA contains representations and warranties customary for an agreement of this type.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Management Services Agreement, dated as of August 12, 2022, by and between SugarRush, Inc. and Canndis, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUGARMADE, INC.

Date: August 18, 2022	By:	/s/ Jimmy Chan
	Name:	Jimmy Chan
	Title:	Chief Executive Officer